UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

             Investment Company Act file number 811-10589

                       Oppenheimer Real Estate Fund
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
                    (Address of principal executive offices)
                                                           (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
                  498 Seventh Avenue, New York, New York 10018
--------------------------------------------------------------------------------
                    (Name and address of agent for service)


Registrant's telephone number, including area code: (303) 768-3200
                                                    --------------

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2002 - April 30, 2003



ITEM 1.  REPORTS TO STOCKHOLDERS.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------


How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended April 30, 2003, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's Discussion of Fund Performance. Over the last 12 months ended April 30, 2003, performance was driven by a multifaceted strategy focused on companies with 1) better relative fundamentals and visible earnings growth, 2) balance sheets that were positioned to benefit from a favorable debt market, 3) long lease duration and 4) a significant base of strong credit tenants. This focus biased the portfolio toward shopping center, regional mall and industrial REITs. The resulting strategy was a meaningful departure from the underlying composition of the NAREIT index, which is heavily weighted in the office and multifamily sectors, two property types that require job growth to generate an improvement in earnings.
   Throughout the Fund's first year, we remained suspect of increasing valuations against a challenging set of operating and economic fundamentals. The market's volatility made us question the Fund's allocations among the REIT asset classes at times, but we chose to stay the course. Our primary themes (mostly defensive) continued to serve us well throughout the period.
   These themes resulted in an overweighting in retail REITs, triple net-leased REITs including healthcare and notably, one lodging name, New York and Washington D.C.-centric office REITs, and Southern-market-concentrated multifamily REITs. We were largely underweight lodging stocks most of the period, but have recently increased to an overweight position since late March 2003.
   In summary, we deliberately avoided REIT stocks that have operating fundamentals that are closely linked to strong GDP and robust job growth due to the expectation that both would be weak or non-existent.
   The strongest contributors were the retail REIT names; in fact, seven of the top-10 performers were either shopping center or regional mall REITs. The top contributor was Chelsea Property Group, Inc., a New Jersey-based international owner of high-end outlet centers. Mills Corp., another value-oriented retail landlord, closely followed Chelsea's performance. These stocks had a winning combination of attractive valuations, strong balance sheets, visible internal and external growth, and attractive, well-covered dividend yields.
   IStar Financial, Inc. and Corporate Office Properties Trust were two of the stocks in the top ten that weren't retail-oriented landlords. IStar is a specialty-finance company with an investment portfolio evenly split between owned, credit-tenant, triple-net leased buildings and various types of mortgages and real estate financings. Corporate Properties is an office landlord that has a geographic concentration around Washington, D.C., one of the nation's stronger office markets. This company has emerged as the "go-to" landlord for defensive-related office space for the government.
   The largest detractors to performance were MeriStar Hospitality Corp. and Trizec Properties, Inc. MeriStar, a Washington D.C.-based national hotel owner, did not escape the pressures facing the lodging sector, as fundamentals weakened rapidly early in the period. In addition, the company's balance sheet weakened as well. In early 2003, MeriStar tightened up its balance sheet, and we believe it will participate in this sector's expected recovery, given the company's geographic footprint and its representation in the upper-upscale segment of the business. Trizec Properties suffered a serious blow in valuation due to a rocky relationship between its former CEO and Chairman, a complicated ownership structure and weakening fundamentals. However, we believe it too has turned the corner, having replaced many senior management positions with stronger executives that have made significant strides in repositioning the company.
   Early in the Fund's fiscal year, these companies were among the Fund's holdings, but were sold based on the weaknesses just described. However, during the second half of the Fund's annual period, we added new positions in these names as conditions improved.





                        3 | OPPENHEIMER REAL ESTATE FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

Comparing the Fund's Performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in Class A shares of the Fund held until April 30, 2003. In the case of Class A, performance is measured from inception of the class on March 4, 2002. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the NAREIT Equity REIT Index. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.



Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART]

               Oppenheimer Real Estate     NAREIT Equity
               Fund (Class A)              REIT Index
03/04/2002     $ 9,425                     $10,000
04/30/2002       9,915                      10,690
07/30/2002       9,877                      10,513
10/30/2002       9,020                       9,637
01/31/2003       9,265                       9,870
04/30/2003      10,063                      10,684

Average Annual Total Returns of Class A Shares of the Fund at 4/30/03*
1-Year -4.26%     Since Inception 0.54%

*See Notes on page 5 for further details.

The performance information for the NAREIT Equity REIT Index in the graphs begins on 2/28/02 for Class A shares. Past performance cannot guarantee future results. Graphs are not drawn to same scale.



                        4 | OPPENHEIMER REAL ESTATE FUND

STATEMENT OF INVESTMENTS April 30, 2003
--------------------------------------------------------------------------------

                                                   Market Value
                                         Shares      See Note 1
---------------------------------------------------------------
Common Stocks--97.2%
---------------------------------------------------------------
Financials--97.2%
---------------------------------------------------------------
Real Estate--97.2%
Alexandria Real Estate Equities, Inc.    2,700      $  114,210
---------------------------------------------------------------
AMB Property Corp.                       4,500         122,850
---------------------------------------------------------------
Apartment Investment &
Management Co.                           3,525         133,104
---------------------------------------------------------------
Archstone-Smith Trust                    8,300         189,240
---------------------------------------------------------------
Boston Properties, Inc.                  2,800         109,760
---------------------------------------------------------------
BRE Properties, Inc., Cl. A              2,400          73,800
---------------------------------------------------------------
Camden Property Trust                    2,700          94,365
---------------------------------------------------------------
Capital Automotive REIT                  7,400         191,586
---------------------------------------------------------------
Catellus Development Corp. 1             2,800          59,304
---------------------------------------------------------------
CenterPoint Properties Corp.             2,600         150,670
---------------------------------------------------------------
Chelsea Property Group, Inc.             3,800         150,708
---------------------------------------------------------------
Corporate Office Properties Trust        9,400         143,350
---------------------------------------------------------------
Crescent Real Estate Equities, Inc.      4,000          56,720
---------------------------------------------------------------
Developers Diversified Realty Corp.      7,600         191,520
---------------------------------------------------------------
Equity Office Properties Trust          12,400         322,028
---------------------------------------------------------------
Equity Residential                      12,400         321,284
---------------------------------------------------------------
Essex Property Trust, Inc.               2,400         131,928
---------------------------------------------------------------
Federal Realty Investment Trust          2,500          77,050
---------------------------------------------------------------
First Industrial Realty Trust, Inc.      3,100          86,676
---------------------------------------------------------------
Gables Residential Trust                 4,700         133,386
---------------------------------------------------------------
General Growth Properties, Inc.          3,500         194,670
---------------------------------------------------------------
Glimcher Realty Trust                    4,400          90,904
---------------------------------------------------------------
Health Care REIT, Inc.                   3,200          91,104
---------------------------------------------------------------
Hospitality Properties Trust             4,300         123,883
---------------------------------------------------------------
Host Marriott Corp. 1                   18,800         145,136
---------------------------------------------------------------
IStar Financial, Inc.                    7,300         218,489
---------------------------------------------------------------
Kilroy Realty Corp.                      2,700          67,014
---------------------------------------------------------------
Kimco Realty Corp.                       5,100         184,620
---------------------------------------------------------------
LaSalle Hotel Properties                 6,800          95,132
---------------------------------------------------------------
Macerich Co. (The)                       3,300         108,900
---------------------------------------------------------------
Manufactured Home Communities, Inc.      2,000          64,080
---------------------------------------------------------------
MeriStar Hospitality Corp.               1,900           7,904


                                                  Market Value
                                        Shares      See Note 1
---------------------------------------------------------------
Real Estate Continued
Mid-Atlantic Realty Trust                5,800      $  107,474
---------------------------------------------------------------
Mills Corp.                              6,900         220,524
---------------------------------------------------------------
Newcastle Investment Corp.               7,000         122,010
---------------------------------------------------------------
Pan Pacific Retail Properties, Inc.      2,700         105,624
---------------------------------------------------------------
ProLogis                                 9,700         249,678
---------------------------------------------------------------
Reckson Associates Realty Corp.          6,400         120,640
---------------------------------------------------------------
Rouse Co. (The)                          2,400          83,400
---------------------------------------------------------------
Senior Housing Properties Trust         12,000         149,760
---------------------------------------------------------------
Simon Property Group, Inc.               8,900         326,808
---------------------------------------------------------------
SL Green Realty Corp.                    3,800         122,474
---------------------------------------------------------------
Trizec Properties, Inc.                  6,000          55,860
---------------------------------------------------------------
Ventas, Inc.                            12,700         165,100
---------------------------------------------------------------
Vornado Realty Trust                     4,300         163,400
                                                   ------------
Total Common Stocks (Cost $5,755,511)                6,238,127

                                     Principal
                                        Amount
---------------------------------------------------------------
Joint Repurchase Agreements--4.0%
Undivided interest of 0.08% in joint
repurchase agreement (Principal Amount/
Market Value $332,883,000 with a
maturity value of $332,894,651) with
Banc One Capital Markets, Inc., 1.26%,
dated 4/30/03, to be repurchased at
$256,009 on 5/1/03, collateralized by
U.S. Treasury Nts., 4.875%--5.875%,
11/15/04--2/15/12, with a value of
$327,261,153 and U.S. Treasury Bonds,
2.125%, 8/31/04, with a value of
$12,489,849 (Cost $256,000)           $256,000         256,000

---------------------------------------------------------------
Total Investments, at Value
(Cost $6,011,511)                        101.2%      6,494,127
---------------------------------------------------------------
Liabilities in Excess of Other Assets     (1.2)        (76,421)
                                      -------------------------
Net Assets                               100.0%     $6,417,706
                                      =========================



Footnotes to Statement of Investments
1. Non-income producing security.

See accompanying Notes to Financial Statements.


                        6 | OPPENHEIMER REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES  April 30, 2003
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $6,011,511)--see accompanying statement                                   $6,494,127
-----------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                         123,611
Interest and dividends                                                                                    15,127
Due from Manager                                                                                           3,281
Other                                                                                                      3,958
                                                                                                      -----------
Total assets                                                                                           6,640,104

-----------------------------------------------------------------------------------------------------------------
Liabilities
Bank overdraft                                                                                             1,612
-----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                    200,339
Professional fees                                                                                         14,419
Shareholder reports                                                                                        5,212
Trustees' compensation                                                                                       760
Transfer and shareholder servicing agent fees                                                                 56
                                                                                                      -----------
Total liabilities                                                                                        222,398

-----------------------------------------------------------------------------------------------------------------
Net Assets                                                                                            $6,417,706
                                                                                                      ===========

-----------------------------------------------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                                                                       $6,234,376
-----------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                      128,662
-----------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                (427,948)
-----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                               482,616
                                                                                                      -----------
Net Assets                                                                                            $6,417,706
                                                                                                      ===========

-----------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $6,417,706 and 620,866 shares
of beneficial interest outstanding)                                                                       $10.34
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)           $10.97



See accompanying Notes to Financial Statements.



                        7 | OPPENHEIMER REAL ESTATE FUND

STATEMENT OF OPERATIONS  For the Year Ended April 30, 2003
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                                              $ 311,125
-------------------------------------------------------------------------------------------------
Interest                                                                                   3,360
                                                                                        ---------
Total investment income                                                                  314,485

-------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                           60,641
-------------------------------------------------------------------------------------------------
Distribution and service plan fees--Class A                                               15,160
-------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Class A                                       644
-------------------------------------------------------------------------------------------------
Professional fees                                                                         29,953
-------------------------------------------------------------------------------------------------
Trustees' compensation                                                                    19,213
-------------------------------------------------------------------------------------------------
Shareholder reports                                                                        8,539
-------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                  191
-------------------------------------------------------------------------------------------------
Other                                                                                      7,615
                                                                                        ---------
Total expenses                                                                           141,956
Less reduction to custodian expenses                                                         (33)
Less voluntary waiver of distribution and service plan fees--Class A                     (15,160)
                                                                                        ---------
Net expenses                                                                             126,763

-------------------------------------------------------------------------------------------------
Net Investment Income                                                                    187,722

-------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized loss on investments                                                        (427,947)
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                     347,516
                                                                                        ---------
Net realized and unrealized loss                                                         (80,431)


-------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                                    $107,291
                                                                                        =========



See accompanying Notes to Financial Statements.



                        8 | OPPENHEIMER REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


Year Ended April 30,                                                                                          2003           2002 1
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                                   $  187,722      $   47,350
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                                  (427,947)        101,415
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                                      347,516         135,100
                                                                                                        ----------------------------
Net increase in net assets resulting from operations                                                       107,291         283,865

------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income--Class A                                                             (106,410)             --
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain--Class A                                                              (84,814)             --

------------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions--Class A                        381,950       5,735,824

------------------------------------------------------------------------------------------------------------------------------------
Net Assets
Total increase                                                                                             298,017       6,019,689
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                      6,119,689         100,000 2
                                                                                                        ----------------------------
End of period [including undistributed net investment income of $128,662 and $47,350, respectively]     $6,417,706      $6,119,689
                                                                                                        ============================


1. For the period from March 4, 2002 (commencement of operations) to April 30, 2002.

2. Reflects the value of the Manager's initial seed money investment on February 8, 2002.



See accompanying Notes to Financial Statements.


                        9 | OPPENHEIMER REAL ESTATE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Class A     Year Ended April 30                                          2003        2002 1
---------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                                   $10.51        $10.00
---------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                     .31           .08
Net realized and unrealized gain (loss)                                  (.16)          .43
                                                                       ----------------------
Total from investment operations                                          .15           .51
---------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                     (.18)           --
Distributions from net realized gain                                     (.14)           --
                                                                       ----------------------
Total dividends and/or distributions to shareholders                     (.32)           --
---------------------------------------------------------------------------------------------
Net asset value, end of period                                         $10.34        $10.51
                                                                       ======================

---------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                                       1.58%         5.10%

---------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                               $6,418        $6,120
---------------------------------------------------------------------------------------------
Average net assets (in thousands)                                      $6,065        $5,662
---------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                                    3.10%         5.26%
Expenses, gross                                                          2.34%         4.23%
Expenses, net                                                            2.09% 4,5     2.08% 6
---------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   300%           75%


1. For the period from March 4, 2002 (commencement of operations) to April 30, 2002.
2. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Net of voluntary waiver of distribution and service plan fees.
6. Net of reduction to custodian expenses, voluntary reimbursement of expenses and voluntary waiver of distribution and service plan fees.

See accompanying Notes to Financial Statements.



                       10 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Real Estate Fund (the Fund), is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return through investment in real estate securities. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with Cornerstone Real Estate Advisers, Inc., an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, the parent company of the Manager. As of April 30, 2003, 110,000 shares of Class A were owned by the Manager.
   The Fund currently offers Class A shares only. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge.
   The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets and liabilities are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing bid and asked prices, and if not, at the current day's closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

As of April 30, 2003, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

                              Expiring
                              -------------------------
                              2011             $318,189

During the fiscal year ended April 30, 2003, the Fund did not utilize any capital loss carryforward.
   As of April 30, 2003, the Fund had approximately $89,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2012.

-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.





                       11 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
   In addition, distributions paid by the Fund's investments in real estate investment trusts ("REITS") often include a "return of capital" which is recorded by the Fund as a reduction of the cost basis of securities held. The Internal Revenue Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flows will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.

The tax character of distributions paid during the year ended April 30, 2003 and the period ended April 30, 2002 was as follows:

                                                        Year Ended             Period Ended
                                                    April 30, 2003         April 30, 2002 1
                 --------------------------------------------------------------------------
                 Distributions paid from:
                 Ordinary income                         $ 191,224                      $--

                 1. For the period from March 4, 2002 (commencement of operations) to April 30, 2003.

As of April 30, 2003, the components of distributable earnings on a tax basis were as follows:

                 Undistributed net investment income      $128,662
                 Accumulated net realized loss            (407,524)
                 Net unrealized appreciation               462,192
                                                          --------
                 Total                                    $183,330
                                                          ========

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
Expense Offset Arrangement. The reduction of custodian fees represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.





                       12 | OPPENHEIMER REAL ESTATE FUND

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                Year Ended April 30, 2003       Period Ended April 30, 2002 1,2
                                                 Shares            Amount              Shares            Amount
---------------------------------------------------------------------------------------------------------------
Class A
Sold                                             30,175          $307,133             583,082        $5,842,955
Dividends and/or distributions reinvested        15,930           154,837                  --                --
Redeemed                                         (7,646)          (80,020)            (10,675)         (107,131)
                                                ---------------------------------------------------------------
Net increase                                     38,459          $381,950             572,407        $5,735,824
                                                ===============================================================

1. For the period from March 4, 2002 (commencement of operations) to April 30, 2002.

2. The Fund sold 10,000 shares to the Manager upon seeding of the Fund on February 8, 2002.


--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended April 30, 2003, were $18,114,308 and $17,668,225, respectively.

As of April 30, 2003, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $6,031,935 was composed of:

             Gross unrealized appreciation                 $498,997
             Gross unrealized depreciation                  (36,805)
                                                           --------
             Net unrealized appreciation                   $462,192
                                                           ========

   The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses or the tax realization of unrealized gain or loss.


--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of average annual net assets of the Fund.

--------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager pays Cornerstone Real Estate Advisers, Inc. (the Sub-Advisor) a monthly fee based on the fee schedule set forth in the Prospectus. For the year ended April 30, 2003, the Manager paid $23,930 to the Sub-Advisor.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees, up to an annual rate of 0.35% of average net assets of Class A shares. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
Offering and Organizational Costs. The Manager assumed all offering and organizational costs associated with the registration and seeding of the Fund.

--------------------------------------------------------------------------------
Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Class A shares of the Fund.




                       13 | OPPENHEIMER REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued


--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended April 30, 2003, payments under the Class A plan totaled $15,160 prior to the voluntary waiver of all such current period fees by the Distributor. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.



--------------------------------------------------------------------------------
5. Borrowing and Lending Arrangements
Interfund Borrowing and Lending Arrangements. Commencing November 12, 2002, the Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
   The Fund had no interfund borrowings or loans outstanding during the year ended or at April 30, 2003.



                       14 | OPPENHEIMER REAL ESTATE FUND

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Oppenheimer Real Estate Fund

We have audited the accompanying statement of assets and liabilities of Oppenheimer Real Estate Fund (the "Fund"), including the statement of investments, as of April 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from March 4, 2002 (commencement of operations) to April 30, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Real Estate Fund at April 30, 2003, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from March 4, 2002 to April 30, 2002, in conformity with accounting principles generally accepted in the United States.




                                                            /S/ERNST & YOUNG LLP


New York, New York
June 6, 2003



                       15 | OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited

------------------------------------------------------------------------------------------------------------------------------------
Name, Position(s) Held with       Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held by Trustee;
Fund, Length of Service, Age      Number of Portfolios in Fund Complex Currently Overseen by Trustee


INDEPENDENT                       The address of each Trustee and Interested Trustee in the charts below is 6803
TRUSTEES                          S. Tucson Way, Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

Ronald J. Abdow,                  President (since 1959) of Abdow Corporation (operator of restaurants); Trustee
Trustee (since 2002)              of the following real estate businesses (owners and operators of restaurants):
Age: 71                           G&R Realty Co. Trust (since 1978), G&R Trust (since 1973), Abdow Partnership
                                  (since 1975), Auburn Associates (since 1983); Hazard Associates (since 1985);
                                  Chairman (since 1996) of Western Mass Development Corp. (non-profit development); Chairman of American International College (non-profit college);
                                  Trustee (since 1993) of MML Series Investment Fund and Trustee (since 1994) of
                                  MassMutual Institutional Funds (MMIF) (open-end investment companies). Oversees
                                  9 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler,                 Self-employed as an investment consultant; a director (since 1996) of Lakes
Trustee (since 2002)              Environmental Association, and Medintec (since 1992) and Cathco (since 1995)
Age: 62                           (medical device companies); and a member of the investment committee of the
                                  Associated Jewish Charities of Baltimore (since 1994); formerly a director of
                                  Fortis/Hartford mutual funds (1994 - December 2001). Oversees 7 portfolios in the OppenheimerFunds complex.

Peter I. Wold,                    President of Wold Properties, Inc. (an oil and gas exploration and production
Trustee (since 2002)              company); Vice President, Secretary and Treasurer of Wold Trona Company, Inc.
Age: 55                           (soda ash processing and production); Vice President of Wold Talc Company, Inc.
                                  (talc mining); Managing Member, Hole-in-the-Wall Ranch (cattle ranching);
                                  formerly Director and Chairman of the Board, Denver Branch of the Federal
                                  Reserve Bank of Kansas City (1993-1999) and Director of PacifiCorp. (1995 -
                                  1999), an electric utility. Oversees 7 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

Eustis Walcott,                   Principal with Ardsley Associates (since 2000) (consulting firm); formerly
Trustee (since 2002)              Senior Vice President, MassMutual Financial Group (May 1990 - July 2000).
Age: 65                           Trustee (since 2000) of Cornerstone Real Estate Advisors and MML Investors
                                  Services, Trustee of OFI Trust Company (since 2001) and of the American
                                  International College (since 1995). Oversees 7 portfolios in the
                                  OppenheimerFunds complex.


------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New York, NY 10018.
AND OFFICER                       Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

John V. Murphy,                   Chairman, Chief Executive Officer and director (since June 2001) and President
President, Trustee and            (since September 2000) of the Manager; President and a director or trustee of
Chairman of the Board             other Oppenheimer funds; President and a director (since July 2001) of
Trustee (since 2002)              Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of
Age: 53                           Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                  Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc.
                                  (a subsidiary of the Manager); Chairman and a director (since July 2001) of
                                  Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001)
                                  of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager:
                                  OFI Institutional Asset Management, Inc. and Centennial Asset Management
                                  Corporation (since November 2001), HarbourView Asset Management Corporation and
                                  OFI Private Investments, Inc. (since July 2001); President (since November 1,
                                  2001) and a director (since July 2001) of Oppenheimer Real Asset Management,
                                  Inc.; a director (since November 2001) of Trinity Investment Management Corp.
                                  and Tremont Advisers, Inc. (Investment advisory affiliates of the Manager);
                                  Executive Vice President (since February 1997) of Massachusetts Mutual Life
                                  Insurance Company (the Manager's parent company); a director (since June 1995)
                                  of DLB Acquisition Corporation (a holding company that owns the shares of David
                                  L. Babson & Company, Inc.); formerly, Chief Operating Officer (September
                                  2000-June 2001) of the Manager; President and trustee (November 1999-November
                                  2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life
                                  Insurance Company; President, Chief Executive Officer and director (September
                                  1999-August 2000) of MML Bay State Life Insurance Company; a director (June
                                  1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a
                                  wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 74 portfolios in the
                                  OppenheimerFunds complex.








                       17 | OPPENHEIMER REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS                          The address of the Officers in the chart below is as follows: for Mr. Zack, 498
                                  Seventh Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson Way,
                                  Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

Brian W. Wixted,                  Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer, Principal Financial    (since March 1999) of HarbourView Asset Management Corporation, Shareholder
and Accounting Officer            Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
(since 2002)                      Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private
Age: 43                           Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
                                  Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset
                                  Management, Inc. (since November 2000); Treasurer and Chief Financial Officer
                                  (since May 2000) of Oppenheimer Trust Company (a trust company subsidiary of the
                                  Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition
                                  Corp. and OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief Operating Officer (March 1995-March 1999) of Bankers Trust
                                  Company-Mutual Fund Services Division. An officer of 90 portfolios in the
                                  OppenheimerFunds complex.

Robert G. Zack,                   Senior Vice President (since May 1985) and General Counsel (since February 2002)
Secretary (since 2002)            of the Manager; General Counsel and a director (since November 2001) of
Age: 54                           OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
                                  (since November 2001) of HarbourView Asset Management Corporation; Vice
                                  President and a director (since November 2000) of Oppenheimer Partnership
                                  Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                  November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                                  Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                                  Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                                  Centennial Asset Management Corporation; a director (since November 2001) of
                                  Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                  (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                  (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since
                                  November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General Counsel
                                  (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                  2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (May
                                  1985-November 2001), Shareholder Financial Services, Inc. (November
                                  1989-November 2001); OppenheimerFunds International Ltd. And Oppenheimer
                                  Millennium Funds plc (October 1997-November 2001). An officer of 90 portfolios in the OppenheimerFunds complex.




The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.



                       18 | OPPENHEIMER REAL ESTATE FUND

ITEM 2.  CODE OF ETHICS - NOT REQUIRED

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT - NOT REQUIRED

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES - NOT REQUIRED

ITEM 5.  RESERVED

ITEM 6.  RESERVED

ITEM 7.  NOT APPLICABLE

ITEM 8.  RESERVED

ITEM 9.  CONTROLS AND PROCEDURES

          (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of April 30, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

          (b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 10.  EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)